EXHBIT 32.1
                                                                  -----------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Aussie Apparel Group Ltd. (the "Company") on Form 10-qsb for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Lasell, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.


         /s/ DAVID LASELL
         -----------------------------
         David Lasell
         Chief Financial Officer

         August 18, 2003